SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) December 27, 2005

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. employer Identification Number

1-08788	SIERRA PACIFIC RESOURCES P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358

2-28348	NEVADA POWER COMPANY 6226 West Sahara Avenue Las Vegas, Nevada 89146 (702) 367-5000	88-0420104
None

(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8—Other Events
Item 8.01 Other Events
On December 27, 2005, Nevada Power Company, a subsidiary of Sierra Pacific Resources, issued a press release announcing it had received notification of early termination from the United States Federal Trade Commission (the “FTC”) of the required waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 in connection with Nevada Power’s purchase of a 75% ownership interest in the Silverhawk Power Station. The Silverhawk Power Station is located 20 miles northeast of Las Vegas. The FTC’s action was the final regulatory approval necessary for Nevada Power Company to complete the purchase. Nevada Power Company expects to close the transaction in January 2006. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K.
Section 9—Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(c) Exhibits
     99.1 Press Release dated December 27, 2005

Signatures
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)
Date: December 27, 2005	By:	/s/ John E. Brown
John E. Brown
Controller

Nevada Power Company (Registrant)
Date: December 27, 2005	By:	/s/ John E. Brown
John E. Brown
Controller